MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND

                    MFS(R) INTERNATIONAL STRATEGIC VALUE FUND



                        Supplement to Current Prospectus


  Revision of Class A Front-End Sales Charge/12b-1 Structure - Effective April 1, 2004, the Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price) for Class A shares will be increased to 5.75% and the maximum Class A Distribution and Service (12b-1) fee will be reduced to 0.35%.


                The date of this supplement is December 31, 2003.